UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 14, 2007

AMERICAN MEDICAL SYSTEMS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000 — 30733 (Commission File Number)	41-1978822 (I.R.S. Employer Identification Number)

10700 Bren Road West
Minnetonka, Minnesota		55343
(Address of principal executive offices)		(Zip Code)
(952) 930-6000
(Registrant’s telephone number, including area code)
Not applicable.
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations
Item 1.01. Entry Into a Material Definitive Agreement.
On August 14, 2007, American Medical Systems, Inc., a Delaware corporation and the registrant’s wholly-owned, primary operating subsidiary (“AMS”), Laserscope, a California corporation and a wholly-owned subsidiary of AMS and Iridex Corporation, a Delaware corporation (“Iridex”), entered into a settlement agreement (the “Settlement Agreement”). The Settlement Agreement amended the Asset Purchase Agreement, dated November 30, 2006 (the “Purchase Agreement”), among AMS, Laserscope, and Iridex, and the related Product Supply Agreement, dated January 16, 2007 (the “PSA”), between Laserscope, and Iridex.
The material terms of the Settlement Agreement are as follows:
•	Iridex agreed to make an additional $1.15 million payment to AMS as the sole and final adjustment to the purchase price under the Purchase Agreement, which will be payable over a period of one year.

•	Since June 27, 2007, Laserscope has been shipping products to Iridex and Iridex’s customers under the PSA on cash in advance or confirmed letter of credit basis, and any products shipped in the future will be on the same basis. As of August 14, 2007, Iridex owed Laserscope approximately $1.3 million under outstanding invoices for products shipped prior to June 27, 2007. Iridex agreed to continue to make weekly payments against the outstanding invoices and to pay the remaining balance no later than September 28, 2007.

•	Iridex agreed to pay $4,059,557 for the final parts inventory at termination of the PSA, which will be payable over the first nine months of 2008.

•	Iridex has granted a security interest in all of its assets to AMS and Laserscope to secure Iridex’s obligations under the Settlement Agreement. This security interest is junior to the security interest to Iridex’s senior secured lender.

•	The parties granted mutual releases to each other under the Asset Purchase Agreement and the PSA.
The foregoing description of the Settlement Agreement is qualified in its entirety by reference to the full text of such agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
      (a) Financial Statements of Businesses Acquired.
           Not Applicable.
      (b) Pro Forma Financial Information.
           Not Applicable.
      (c) Shell Company Transactions.
           Not Applicable.
      (d) Exhibits.

Exhibit No.	Description
10.1	Settlement Agreement, dated August 14, 2007, among AMS, Laserscope and Iridex (filed herewith).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN MEDICAL SYSTEMS HOLDINGS, INC.
Dated: August 20, 2007	By:	/s/ Mark A. Heggestad
Mark A. Heggestad
Executive Vice President and Chief Financial Officer

AMERICAN MEDICAL SYSTEMS HOLDINGS, INC.
FORM 8-K
INDEX TO EXHIBITS

Exhibit No.	Description
10.1	Settlement Agreement, dated August 14, 2007, among AMS, Laserscope and Iridex (filed herewith).

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